EXHIBIT 99.3


                             SETTLEMENT AGREEMENT

         Stiles A. Kellett, Jr. ("Kellett") and Kellett Investment Corporation ("KIC") (collectively "Kellett/KIC") and WorldCom, Inc. ("WorldCom" or the "Company") enter into this Settlement Agreement as of October 27, 2002, reflecting the mutual settlement of certain potential claims relating to Kellett's compensation and to certain prior use of a specific aircraft owned by WorldCom/MCI, a 1977 Dassault Falcon 20-F (the "Aircraft").

Aircraft Usage   Under a lease agreement dated as of June 15, 2001 (the
Fee              "Lease"), WorldCom and KIC agreed to lease the Aircraft to
                 KIC for its use at a rental of $400 per hour with certain provisioning. A copy of the Lease is attached hereto. KIC used the Aircraft during the period April 30, 2001, through June 15, 2002, and returned the Aircraft to WorldCom on the latter date. To avoid possible litigation and claims regarding the charge for Kellett/KIC's use of the Aircraft and certain other matters, WorldCom and Kellett/KIC have agreed to a usage fee for the Aircraft of a total of $3,000 per hour, for a total usage fee during the period of KIC's
                 101.5 hours of use of the Aircraft, equal to $304,500.00 (the
                 "Usage Fee"). (KIC has previously tendered to the Company payment by check at the stated Lease rental rate of $400 per hour, which check WorldCom did not negotiate, and which may hereafter be voided by KIC.) Kellett/KIC assert that the terms of the Lease were fair to the Company and commercially reasonable and that the Usage Fee provided herein exceeds what was fair and reasonable. In order, however, to remove controversy and to settle any claims concerning the disclosure and terms of the Lease and Kellett/KIC's usage of the Aircraft and the valuation thereof, Kellett has proposed and the Company has accepted his payment of the Usage Fee, less the Offset defined below.

Offset WorldCom and Kellett/KIC agree that the Usage Fee shall be reduced by an offset that represents the sum of (i) certain maintenance and other expenses Kellett/KIC have previously paid or incurred with respect to the operation of the Aircraft and for which, under the Lease, KIC was entitled to reimbursement from WorldCom but has not been so reimbursed, and (ii) the total amount of any unpaid director's fees or other compensation or benefits owed Kellett by WorldCom (the "Offset"). The agreed amount of the Offset is $147,940.26. WorldCom has reviewed the documentation of the Offset and its own records and agrees to the amount of the Offset. Kellett/KIC agree that they will pay to the order of WorldCom in readily available funds the net amount under this paragraph $156,559.74 no later than November 7, 2002. The parties agree that the Usage Fee and Offset, the limited releases, and the covenants and provisions herein are full and adequate consideration for their respective releases.

Limited Release
of WorldCom's
Claims WorldCom, for itself, its subsidiaries, any related entities, including parent, divisions, subsidiaries, or affiliates, and their present, former, and future employees, officers, directors and counsel (collectively, "WorldCom and Its Affiliates"), as a free and voluntary act, releases and discharges Kellett Investment Corporation, Stiles A. Kellett, Jr., their subsidiaries, any related entities, including parent, divisions, subsidiaries, or affiliates, and their present, former, and future employees, officers, directors and counsel (collectively, "Kellett/KIC and Their
                 Affiliates") from any and all actual or potential debts, obligations, demands, claims, judgments or causes of action of any kind whatsoever arising up to the date of this release, whether now known or unknown, with respect to any compensation or reimbursement for expenses owed or arguably owed WorldCom and its subsidiaries by Kellett/KIC and Their Affiliates that relates to disclosure of the fact or use of the Aircraft, to the terms of Kellett's/KIC's use and lease of the Aircraft, or to Kellett/KIC's use and lease of the Aircraft from April 30, 2001, through June 15, 2002.

Limited Release  Kellett/KIC and Their Affiliates, as a free and voluntary act,
of Kellett/KIC   release and discharge WorldCom and Its Affiliates, and Richard
Claims           C. Breeden, personally, from any and all actual or potential debts, obligations, demands, claims, judgments or causes of action of any kind whatsoever arising up to the date of this release, whether now known or unknown, with respect to any compensation or benefits owed or arguably owed Kellett or his immediate family from WorldCom and Its Affiliates, and Richard C. Breeden, personally, for Kellett's service on the WorldCom Board of Directors (the "Board"), or in any other capacity for WorldCom and Its Affiliates during Kellett's service on the Board (whether due before, on or after the date of this release), and with respect to any entitlement of Kellett or KIC to compensation or reimbursement for expenses that relates to disclosure of the fact or use of the Aircraft, to the terms of Kellett's/KIC's use and lease of the Aircraft, or to Kellett/KIC's use and lease of the Aircraft from April 30, 2001, through June 15, 2002.

Indemnification  To avoid any doubt about the effect of this Agreement,
                 WorldCom agrees that Kellett/KIC and Their Affiliates are not releasing any claims they may have for indemnification under state or other law or the charter, articles, or by-laws of WorldCom and its affiliated companies with respect to Kellett's service as a WorldCom director, or under any insurance policy providing directors' and officers' coverage for any lawsuit or claim relating to the period when Kellett was a director of WorldCom, and Kellett/KIC and Their Affiliates agree that WorldCom and Its Affiliates are not releasing any claims or defenses they may have to deny such indemnification or resist such coverage.

No Reliance      Except as written into this Settlement Agreement, neither
                 Kellett/KIC nor WorldCom is relying or has relied upon any statements, representations, warranties, or other promises, express or implied, oral or written, as to fact or as to law, made by the other party, or any other person, including, without limitation, any attorney or agent of either party, or upon any consideration of any form received or to be received by any party from any other person, including, without limitation, any attorney or agent of a party.

Settlement       The parties have reached this Agreement and releases to
                 settle only claims and disputes relating to the terms of payment for the use and lease, and relating to the use and lease by Kellett/KIC of the Aircraft from April 30, 2001, through June 15, 2002, relating to any issues relating to disclosure of the fact or terms of the such use and lease, and relating to any claims Kellett/KIC might have to compensation from WorldCom and its affiliates. Neither this Settlement Agreement, nor any other document or written or oral statement prepared or made in connection with this Agreement, nor any discussion of the matters referred to in this Agreement, nor any action or payment under this Agreement, constitutes, or should be deemed to constitute:
                 (A) an admission of law or fact or an admission of any liability or wrongdoing by Kellett/KIC or WorldCom with respect to any claims, unasserted claims, or demands relating to or arising out of or in connection with any matter whatsoever; or (B) evidence of any matter whatsoever, except for the agreement expressly set forth in this Settlement
                 Agreement.

Binding          This Agreement binds any and all successors and assigns of
Effect           WorldCom and Its Affiliates (including any entity into which it is reorganized) and the heirs, beneficiaries, successor and assigns of Kellett/KIC and Their Affiliates.

Governing Law    The laws of the State of Georgia (other than its conflict of laws provisions) govern this Agreement.

Entire           This is the entire agreement between (i) Kellett/KIC and (ii)
Agreement        WorldCom and the other parties released by the releases, with respect to matters explicitly described in this Agreement. No promises have been made between the parties other than those in this Settlement Agreement with respect to matters covered by it. Excepting the subject matter of the Indemnification provision of this Agreement, any other prior agreements, oral or written, between Kellett/KIC and WorldCom or such other parties with respect to disclosure of the fact or use, the terms of Kellett's/KIC's use and lease, Kellett/KIC's use and lease of the Aircraft from April 30, 2001, through June 15,
                 2002, and the valuation thereof, or compensation to Kellett/KIC from WorldCom are hereby terminated and shall have no further force or effect.

Authority        WorldCom and Kellett/KIC represent and warrant that Michael
to Agree and     Salsbury and Stiles A. Kellett, Jr. have full and specific
Execute          authority to state each party's agreement to the terms hereof and to execute this Settlement Agreement on behalf of each.

                        [Signatures on Page Following]

     Both parties acknowledge that they have read this Settlement Agreement, understand it, and are voluntarily entering into it.

                                       WorldCom, Inc.




________________________               By:  _____________________________
      Date Signed                              Michael H. Salsbury
                                               Executive Vice President


                                            By the Special Committee of the
                                            Board of Directors of  WorldCom,
                                            Inc.



________________________               By:  _____________________________
      Date Signed                              Nicholas deB. Katzenbach


                                            Stiles A. Kellett, Jr., and
                                            Kellett Investment
                                            Corporation


________________________               By:  ______________________________
      Date Signed                              Stiles A. Kellett, Jr.

Witness:

________________________               Signed:_____________________________
      Date Signed
                                       Name:  _____________________________


Attachment:

Lease between MCI Communications Corp. and Kellett Investment Corporation, dated as of June 15, 2001.

                                                                 ATTACHMENT TO
                                                                  EXHIBIT 99.3

                           AIRCRAFT LEASE AGREEMENT
                           UNITED STATES OF AMERICA

This agreement (hereinafter "Lease"), dated as of June 15, 2001, between MCI Communications Corp., doing business at Dulles, Virginia (hereinafter "Lessor") and Kellett Investment Corporation, a/an ________________ Corporation, doing business at Atlanta, Georgia (hereinafter "Lessee").

                            W I T N E S S E T H :

WHEREAS, Lessor is the owner of a certain aircraft, which it desires to lease;
and

WHEREAS, Lessee desires to lease the aircraft from Lessor.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

1.   DEFINITIONS:

     The following terms shall have the following meaning for all purposes of this Lease.

     "Aircraft" shall mean one (1) 1977 Falcon 20F-5 aircraft, Serial Number 355, Registration Number N803WC (hereinafter "Aircraft"), together with all engines, appliances, parts, instruments, appurtenances, accessories, furnishings, or other equipment of whatever nature from time to time installed on or attached to Aircraft, more fully described in the attached Exhibit "A" which is made a part hereof.

2.   DEMISE.

     Lessor hereby leases Aircraft to Lessee upon the terms, provisions, and conditions set forth in this Lease.

3.   TERM.

     The term of this Lease shall be for 365 (days) unless an extension is mutually agreed to in writing by Lessee and Lessor. This Lease shall commence at 12:01 a.m. Eastern Daylight Time on June 15, 2001, and shall terminate at 11:59 p.m. Eastern Daylight Time on June 15, 2002.

4    DEPOSIT.

     Lessee shall pay Lessor a deposit equal to one month's rent which is One and No/100 Dollars ($1.00). The deposit shall be returned to Lessee upon termination of this Lease, less any amounts owing from Lessee to Lessor.

5.   RENT.

     Lessee shall pay Lessor as rental for the use of Aircraft the sum of One and No/100 Dollars ($1.00) per 30-day period of this Lease. Such payments are payable in advance on the commencement date hereof and each 30-day anniversary thereafter. In addition, Lessee shall pay to Lessor the sum of Four Hundred and No/100 Dollars ($400) per flight hour for engine and maintenance reserves. Such additional payments are to be paid at the end of each 30-day period of this Lease or upon termination of this Lease, whichever is sooner.

6.   PAYMENT.

     All payments herein provided for shall be made in United States Dollars at such places Lessor shall direct. Lessee's obligation to pay rental hereunder shall be absolute during the Lease term irrespective of any contingency whatsoever, including total loss of Aircraft, or damages to or repairs of Aircraft, which would render it unserviceable during any portion of the Lease term.

7.   PAYMENT OF SUMS DUE.

     Lessee shall make all payments timely and in full in immediately available funds without prior demand, without rights of offset or counter claims, and free and clear of all deductions and withholdings. On any delinquent payments, Lessee shall pay to Lessor interest thereupon at a rate of One Percent (1%) per month.

8.   DELIVERY, CARE, AND RETURN OF AIRCRAFT.

     Aircraft shall be delivered to Lessee at Peachtree Dekalb Airport, United States of America, or other place as mutually agreed to by Lessor and Lessee. Lessee expressly assumes all risk of loss or damage to Aircraft after delivery. It is agreed that at the time of delivery, Lessee shall accept Aircraft by executing the Delivery And Acceptance Receipt which is attached as Exhibit "B," and made a part hereof. The Delivery And Acceptance Receipt shall note the total operating time and cycles on Aircraft and its engines and the quantity of fuel and oil on board. Upon the execution of Exhibit "B" by Lessee, it shall be conclusively presumed between the parties that Lessee has fully inspected Aircraft and acknowledges Aircraft is in good condition and repair, and that Lessee is satisfied with and has accepted Aircraft in such condition and repair.
     Upon termination of Lease, Lessee shall return Aircraft to Lessor at Jackson, Mississippi, or at any other place in the United States of America mutually agreed to by both parties, identically equipped, in like appearance and in like condition as when delivered, reasonable wear and tear excepted, and shall indemnify Lessor against any claims for loss or damage for which Lessee is responsible pursuant to this Lease occurring prior to the actual physical re-delivery of Aircraft to Lessor. At the time of such return, Aircraft shall be free and clear of all liens, encumbrances, and rights of others (except the rights of Lessor and liens and encumbrances hereafter created by Lessor), including all engine, parts, appliances, instruments, etc., which were included at the time of delivery to Lessee.

     Upon return of Aircraft at the end of the Lease term, or as otherwise provided in this Lease, each fuel tank and oil tank shall contain the same quantity of fuel and oil as was contained therein at the time of delivery. In the case of differences in any such quantities, an appropriate adjustment will be made by payment at the then-current price of fuel or oil, as the case may be.

     A. REJECTION OF AIRCRAFT BY LESSEE.

        If Lessee rejects Aircraft prior to delivery due to maintenance defect which would make Aircraft unairworthy in accordance with its maintenance program or United States Federal Aviation Administration (hereinafter "FAA") directives, no rental shall be due from Lessee to Lessor. It is expressly agreed, however, that Lessor shall not be liable to Lessee in any way for any damage from loss of profit or loss of use of Aircraft either before or after delivery to Lessee.

     B. MODIFICATION OF AIRCRAFT.

        There shall be no modifications of Aircraft, except those mandatory inspections, modifications, or repairs required by the FAA or any other government authority properly having justification.

     C. MAINTENANCE OF AIRCRAFT.

        Lessee shall accomplish and pay for any repairs or maintenance of Aircraft that shall be required during the term of this Lease. In this context, the term repairs shall include all necessary service, repairs, tests, and maintenance of Aircraft as appropriate to maintain Aircraft in accordance with FAA regulations as amended from time to time.
        Lessee agrees to keep Aircraft in good operating condition, ordinary wear and tear only excepted, and in accordance with the maintenance standards and practices set forth in the FAA-approved maintenance program and those standards and practices generally observed in the operation and maintenance of similar aircraft, including without limitation such action as may be necessary to comply with all mandatory requirements of the manufacturer, the engine manufacturer, and the manufacturer of any major component parts of Aircraft and to enable the airworthiness certificate of Aircraft to be maintained at all times under the FAA, Act of 1958, as amended, and to meet all requirements of law. Lessee shall maintain or cause to be maintained all records, logs, and other materials required by the FAA and the manufacturer, the engine manufacturer, and the manufacturer of any major component part of Aircraft to be maintained in respect to Aircraft and said records, logs, and other materials shall be maintained in a current, accurate, and complete manner and shall be available at all reasonable times for examination and inspection by Lessor, and Lessee shall, at the end of the term of this Lease, deliver all records to Lessor. Lessee also agrees to use its best efforts promptly to furnish Lessor such information as shall be required to enable Lessor to file all reports required by any government authority relating to Lessor's ownership of Aircraft. Lessor shall have no expense or liability for repair or maintenance delays and shall not be liable to Lessee for any damage from loss of profit or loss of use of Aircraft either before or after delivery of Aircraft to Lessee.

        D.  MAINTENANCE REIMBURSEMENT.

            Lessor shall reimburse Lessee promptly by check for all reasonable costs of repairs and maintenance to Aircraft including the cost associated with repairs and maintenance performed by any mechanic employed by Lessee during the term of this Lease which are incurred as required by Paragraph 8(C), except such repairs as are necessitated by Lessee's improper use of Aircraft.

        E.  COMPONENT REPAIR/REPLACEMENT.

            In the event a component shall require repair or replacement costing more than Ten Thousand and No/100 Dollars ($10,000), Lessee shall first inquire if Lessor can provide a serviceable replacement component at less cost within a reasonable period of time, and if so, shall use such serviceable component. If Lessor does not respond within a reasonable period of time, Lessee shall have the right to make the repair or replacement and shall be reimbursed by Lessor for the full cost of such repair or replacement.

9.   ASSIGNMENT AND SUBLEASE.

     Lessee shall not be entitled, without the prior written consent of Lessor, to assign this Lease or any interest in Aircraft, its engines, or any component thereof to any other party. Also, Lessee shall not be entitled, without the prior written consent of Lessor, to sublease Aircraft, its engines, or any component thereof to any other party.

10.  FUEL, OIL, AND MISCELLANEOUS EXPENSES.

     Lessee shall be solely responsible for and shall pay directly to the supplier for fuel, lubricating oil, landing fees, and for other expenses not involving maintenance, associated directly with operation of Aircraft. Lessee shall, at its sole expense, maintain the interior and exterior of Aircraft in like appearance and in the condition as when delivered, reasonable wear and tear excepted, throughout the term of this Lease commencing with the time of delivery of Aircraft from Lessor to Lessee.

11.  REPRESENTATIONS, WARRANTIES, AND COVENANTS OF LESSOR.

     Lessor represents and warrants that at the time Aircraft becomes subject to this Lease, Lessor shall have good title thereto and that Lessor has the lawful right to lease Aircraft in accordance with the terms hereof to Lessee. Aircraft shall at all times remain and be the sole and exclusive property of Lessor. Lessee shall have no rights to Aircraft other than the right to use same upon the conditions herein contained.

     So long as no default shall have occurred and be continuing, neither Lessor nor any person claiming by, through or under Lessor shall take any affirmative act which interferes with the peaceful and quiet occupation and enjoyment of Aircraft by Lessee.

     THE WARRANTY SET FORTH IN THIS SECTION IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OF LESSOR WHETHER WRITTEN, ORAL, OR IMPLIED, AND LESSOR SHALL NOT, BY VIRTUE OF HAVING LEASED AIRCRAFT UNDER THIS
     LEASE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY (EXCEPT ANY EXPRESS WARRANTY OF TITLE SET FORTH HEREIN), AND LESSEE HEREBY WAIVES ALL OTHER WARRANTIES, GUARANTEES, OBLIGATIONS, LIABILITIES, AND RIGHTS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING
     OR USAGE OF TRADE, ANY IMPLIED WARRANTY OF FITNESS FOR SPECIAL PURPOSE, AND ANY OBLIGATION OR LIABILITY OF LESSOR ARISING FROM TORT, OR FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES. AIRCRAFT IS BEING LEASED TO LESSEE IN "AS IS" CONDITION AND HAS BEEN INSPECTED BY LESSEE, BUT NOTHING HEREIN CONTAINED SHALL BE DEEMED TO LIMIT LESSEE FROM AVAILING ITSELF OF ANY WARRANTIES, COVENANTS AND REPRESENTATIONS OF ANY MANUFACTURER OR FROM ANY OF THE PROVISIONS OF ANY MAINTENANCE CONTRACT APPLICABLE TO AIRCRAFT, THE ENGINES OR ANY COMPONENTS THEREOF.

12.  REPRESENTATIONS OF LESSEE.

     Lessee covenants and agrees to comply with all the laws, rules, orders, ordinances, and regulations of the United States of America, its territories or possessions, and of any other nation, country, state, municipality, or any duly constituted authority regarding the use, operation, or possession of any aircraft and will indemnify Lessor from any and all fines, forfeitures, or penalties arising out of any violation thereof. Lessee further agrees not to use or operate Aircraft in violation of any such law, rule, ordinance, order or regulation.

     Lessee shall be liable to Lessor for the loss of Aircraft, or any parts thereof, caused by the confiscation or impoundment by any public authority. Upon any such confiscation or impoundment, all rentals remaining due hereunder shall be legally due and payable, in addition to other remedies of Lessor to enforce rights and claims arising by reason of such confiscation. Additionally, if Aircraft is not serviceable for any reason, Lessee shall continue to pay the rent provided herein for the term of the Lease, and until Aircraft is re-delivered to Lessor under the provisions hereof.

     In the event of any damage to Aircraft or its components, Lessee will immediately notify Lessor of such damage by facsimile, Lessor's facsimile number being (601) 936-3695.

     This Lease has been duly entered into and delivered and constitutes the legal, valid, and binding obligation of Lessee enforceable against Lessee in accordance with the terms hereof.

13.  TAXES.

     Lessee shall pay, before delinquency, all taxes including but not limited to all operating taxes, fees, charges, gasoline sales tax, state use taxes, and other taxes and fees not expressly enumerated herein, assessed solely to Lessee's use of Aircraft under this Lease and shall, upon request, submit to Lessor receipted tax bills evidencing payment of same.

14.  FLIGHT CREW.

     In accordance with applicable FARs, Lessee, at its sole expense, shall locate and retain (either through direct employment, or contracting with an independent contractor for flight services) a duly-qualified flight crew (the "Flight Crew"), and the Flight Crew will exercise all of its duties and responsibilities in regard to the safety of each flight conducted hereunder. The identity of the Pilot-In-Command, and other crew members, shall be acceptable to the insurer of Aircraft. THE PARTIES EXPRESSLY AGREE THAT LESSEE SHALL AT ALL TIMES, WHILE AIRCRAFT IS IN ITS POSSESSION DURING THE TERM, MAINTAIN OPERATIONAL CONTROL OF AIRCRAFT, AND THAT THE INTENT OF THE PARTIES IS THAT THIS LEASE CONSTITUTES A "DRY" OPERATING LEASE.

     The parties further expressly agree that the Flight Crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take any other flight-related action, which in the judgment of the pilot-in-command, as such term is defined by the FAA (the "Pilot-In-Command"), is necessitated by considerations of safety.
     The Pilot-In-Command shall have final and complete authority to postpone or cancel any flight, for any reason or condition, which, in his or her judgment, would compromise the safety of the flight. No such action of the Pilot-In-Command shall create or support any liability for loss, injury, damage, or delay to Lessor. The Parties further agree that Lessor shall not be liable for delay, or failure to furnish Aircraft pursuant to this Agreement, when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, or acts of God.

15.  INDEMNIFICATION.

     A. Lessee covenants and agrees to be responsible and liable to Lessor and indemnify Lessor against, any and all damage to Aircraft and its components which occurs in any manner until re-delivery of Aircraft to Lessor, and to indemnify and save Lessor harmless from and against all claims, costs, expenses, damages, and liabilities, including personal injury, death, or property damage claims arising or in any manner occasioned by the operation or use of Aircraft, during the term of this Lease and until re-delivery of Aircraft to Lessor; and Lessee further agrees to indemnify Lessor for all attorney's fees and all other costs and expenses Lessor may incur in defending said claims, or in asserting and pursuing any of Lessor's rights hereunder.

     B. In the event of assertion by any government, nation, county, person, entity, or authority or any claim, lien, penalty, seizure, or forfeiture as to Aircraft caused by

          Lessee, whether groundless or not, arising out of an occurrence or event during the Lease term, Lessee shall at its sole expense:

          (i) take immediate steps to remove Aircraft from such impediment and cause the same to be removed; and

          (ii) immediately notify Lessor of the assertion of such claim, etc., and invite Lessor to participate in the removal proceedings and Lessor may so participate, but at Lessee's sole expense.

16.  INSURANCE.

     A.  INSURANCE.

         Lessee shall place in effect insurance coverages covering Aircraft to Lessor's satisfaction, and Lessee will continue to keep such insurance throughout and during the term of this Lease. Copies of the policies evidencing such coverages shall be attached hereto as composite Exhibit "C" and made a part hereof. Lessee will have said policies endorsed to include Lessor and Lessor's bank as an additionally named insured and loss payee thereunder, including loss from confiscation or breach of warranty. Insurance shall provide at least thirty (30) days notice to Lessor and Lessor's Bank prior to cancellation. Lessee shall pay for such coverages. Lessee shall be permitted to obtain and provide additional insurance coverage for its use of Aircraft at its own expense and Lessor will be named as an additionally insured under the policy(ies) obtained by Lessee. Copy(ies) of the additional insurance policy(ies) shall be furnished to Lessor.

     B. OPERATION AND USE OF AIRCRAFT IN ACCORDANCE WITH INSURANCE POLICY.

        Lessee agrees not to fly Aircraft or suffer or permit Aircraft to be flown or located in any area excluded from coverage from any insurance policy required to be maintained hereunder or in any manner not comply with the conditions thereof; and Lessee further agrees it will not fly Aircraft or permit Aircraft to be flown or located in any recognized area of hostilities unless fully covered by war/risk insurance or unless Aircraft is operated or used under contract with the United States Government under which contract the government assumes liability for any damage, loss, destruction, or failure to return possession of Aircraft at the end of the term of such contract or for injury to persons or damage to property of others.

     C. PROCEEDS FROM LOSS.

        All proceeds from insurance required to be maintained hereunder which are received as a result of an insured loss shall be paid to Lessor who shall at its election restore Aircraft to serviceable condition if feasible. In the event, Lessee shall be liable to Lessor for the payment of any sums deductible from the amount of the loss(es) under said insurance policy(ies).

     D. LESSEE'S NOTICE TO UNDERWRITER(S).

        Lessee shall in any event advise the insurance underwriter(s) of the purposes and the use of Aircraft and will keep the underwriter(s) advised as to any change in those purposes.

17.  USE OF AIRCRAFT.

     Lessee agrees Aircraft will not be used in violation of any law or any rule, regulation, or order of any government or governmental authority having jurisdiction, or any violation of any airworthiness certificate, license, or registration relating to Aircraft issued by any such authority. Lessee also agrees Aircraft will not be operated directly or indirectly in the common carriage of passengers or freight for hire.

18.  JUSTIFICATION OF DISPUTE.

     In the event of any disputes or controversies which may arise between the parties under the terms hereof, it is agreed that such disputes or controversies will be resolved under the laws of the state of Georgia, or in the case of the applicability of the laws of the United States of America, under those statutes and laws; and Lessee hereby consents and submits itself (himself) to the jurisdiction of the courts of the state of Georgia, and to the United States district court for the southern district of Georgia for the adjudication and resolution of such disputes, and appoints the Secretary of State of Georgia Lessee's agent for service of complaints and summons.

19.  SALE OF AIRCRAFT TO THIRD PARTY(IES) BY LESSOR.

     Lessor and Lessee agree that should Lessor sell Aircraft to a third party within the Lease term, Lessor shall give Lessee fifteen (15) days' written notice of lease termination; and Lessor shall use its best efforts to provide Lessee a comparable aircraft at the same terms as this Lease. Acceptance of any substitute aircraft shall be solely at Lessee's option.

20.  NOTICES.

     All notices to Lessor shall be addressed to Lessor at:

                         44770 Cockpit Court
                         Dulles, VA 20166
                         Telephone:  (703) 661-3001
                         Telefax:  _______________

                         And to Lessee at:

                         2025 Flightway Drive
                         Atlanta, GA 30341
                         Telephone:  (770) 752-7036
                         Telefax: (770) 452-7052

21.  DAMAGE OR DESTRUCTION OF AIRCRAFT.

     In the event Aircraft shall be damaged beyond economic repair as determined by Lessor and the appropriate insurance carrier, then this Lease shall terminate and possession of Aircraft shall be given to Lessor at the then location of Aircraft and all insurance proceeds relating to Aircraft hull available by reason of such damage shall be payable to Lessor. In the event Aircraft shall be damaged, through the fault of Lessee, to the extent it is not usable, while operated or controlled by Lessee, including ground damage, rent due under this Lease shall not abate. Payment for any damage or loss to Aircraft which is not covered by insurance shall be the sole responsibility of Lessee, and Lessee shall promptly pay Lessor for such damage or loss as and when occasioned.

22.  DEFAULT.

     If Lessee shall fail to make any Lease payment or any other payments hereunder when due or shall fail to comply or threaten not to comply with any of the other terms of this Lease, Lessor at its election may, five (5) days after giving written notice of the claimed default, declare the Lease terminated and re-claim possession of Aircraft wherever it may be located, without any court order or any other process of law, and to pursue any other remedy available to Lessor at law or equity, whereupon, in addition to any amounts owing under the provisions of the Lease, Lessee shall owe to Lessor all costs and expenses, including legal fees and expenses which may be incurred by Lessor, in recovering possession of Aircraft. Lessor's right of repossession is to be in addition to every other power and remedy specifically so given or hereafter existing at law or in equity.

23.  TERMINATION FOR BANKRUPTCY OR INSOLVENCY.

     Lessor shall have the right to terminate this Lease, without notice to Lessee, if Lessee shall file a voluntary petition in bankruptcy, shall make no assignment for the benefit of creditors, or shall be voluntarily or involuntarily adjudicated as bankrupt by any court of competent jurisdiction; or if voluntary or involuntary proceedings for reorganization are filed by or against Lessee, or if a receiver shall be appointed for Lessee's business and is not discharged within thirty (30) days thereafter. If Lessor shall elect to terminate this Lease by reason of any of the events herein described, the entire unpaid rental shall become immediately due and payable. Lessee acknowledges it has no equity in Aircraft.

24.  SUCCESSORS.

     This Lease shall inure to the benefit and shall be binding upon each of the parties hereto and their respective successors and assigns.

25.  NO CONTINUING WAIVER.

     Waiver by Lessor of performance of any covenant or condition required hereby shall not hereafter preclude Lessor from demanding, without notice to Lessee, of performance according to the terms hereof.

26.  HOLDING OVER.

     Unless approved in writing by Lessor, any holding over of Aircraft by Lessee beyond the term of this Lease shall be deemed not consented to by Lessor; but should such holding over take place, the same shall be subject to all the terms and conditions of this Lease except that in addition Lessee shall pay to Lessor for each day of such hold over the sum of Five Thousand and No/100 Dollars ($5,000) per day as additional lease rent, in addition to the rental provided in Paragraph 5, supra, which charge is deemed by parties not to be a penalty but is instead deemed by them to represent the reasonable and likely actual damage occasioned to Lessor's interest by reason of such holding over and which also represents the parties' attempt to ascertain a reasonable amount of additional liquidated damages in such event.

27.  RIGHT TO INSPECT.

     Lessor shall have the right to inspect Aircraft at all reasonable times upon reasonable notice to Lessee to ascertain the condition and satisfy Lessor that Aircraft is being properly repaired and maintained in accordance with the requirements of this Lease. The cost of the inspection(s) shall be paid by Lessee if Aircraft or any parts thereof are manifestly not in the condition required by this Lease, but shall otherwise be paid by Lessor. All repairs which shall be shown by the inspection to be required shall be performed to the satisfaction of Lessor or its representative at Lessee's sole expense.

28.  TIME IS OF THE ESSENCE.

     Time is the essence of this Lease and of every provision herein contained.

29.  APPLICABLE LAW AND VARIANCES.

     This Lease is complete and an exclusive statement of the terms and conditions of the agreement between the parties hereto. This Lease shall be construed and interpreted in accordance with the laws of the state of Georgia as provided in Paragraph 17, supra. Neither this Lease nor any term or condition hereof, shall be varied, contradicted, explained or supplemented by an oral agreement or representation, by course of dealing or performance or by usage of trade, or amendment except by a document in writing duly executed by the parties. Any provision found herein to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the rest of this Lease.

30.  TRUTH IN LEASING.

     TRUTH IN LEASING STATEMENT UNDER SECTION 91.23 OF THE FARs.

     WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, THE FALCON 20 F-5 (Make Model) AIRCRAFT, N803WC, HAS BEEN INSPECTED AND MAINTAINED AND IN ACCORDANCE WITH THE FOLLOWING PROVISIONS OF FAR:

     91.409(f)(3): A current inspection program recommended by the manufacturer. THE PARTIES HERETO CERTIFY THAT DURING THE TERM OF THIS AGREEMENT, AND FOR OPERATIONS CONDUCTED HEREUNDER, AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN ACCORDANCE WITH THE PROVISIONS OF FAR 91.409(f)(1)(2)(3)(4).

     LESSEE ACKNOWLEDGES THAT WHEN IT OPERATES AIRCRAFT UNDER THIS AGREEMENT, IT SHALL BE KNOWN AS, CONSIDERED, AND, IN FACT WILL BE, THE OPERATOR OF SUCH AIRCRAFT. EACH PARTY HERETO CERTIFIES THAT IT UNDERSTANDS THE EXTENT OF ITS RESPONSIBILITIES, SET FORTH HEREIN, FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

     AN EXPLANATION OF FACTORS, BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS, CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION ADMINISTRATION FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE.

     THE PARTIES HERETO CERTIFY THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON AIRCRAFT AT ALL TIMES, AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA.

IN WITNESS WHEREOF, the parties hereto have hereby executed this Lease on the date first above written.

MCI Communications Corp.               Kellett Investment Corporation
(Lessor)                               (Lessee)

By:__________________________          By:_____________________________

Title:_______________________          Title:__________________________



_____________________________           ________________________________
(Signature)                             (Signature)



_____________________________           ________________________________
(Signature)                             (Signature)
Notary Public                           Notary Public
State of ____________________           State of _______________________
My Commission Expires:_______           My Commission Expires:__________